                                                                       EX-99.B11
                                                               Exhibit 24(b)(11)


KPMG Peat Marwick LLP

4200 Norwest Center
90 South Seventh Street
Minneapolis, MN  55402





INDEPENDENT AUDITORS' REPORT

The Board of Directors
Voyageur Tax-Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Investment Trust II
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.:


We consent to the use of our reports dated February 14, 1997 incorporated herein by reference and to the reference of our Firm under the heading "FINANCIAL STATEMENTS" in the Statement of Additional Information.

                                                     /s/KPMG Peat Marwick LLP
                                                     ------------------------
                                                     KPMG Peat Marwick LLP

Minneapolis, Minnesota
April 27, 1998

KPMG Peat Marwick LLP

4200 Norwest Center
90 South Seventh Street
Minneapolis, MN  55402





INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Tax-Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Investment Trust II
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.:


We have audited the accompanying statements of changes in net assets of Voyageur Tax-Free Arizona Fund, Voyageur Tax-Free California Fund, Voyageur Tax-Free Idaho Fund, Voyageur Tax-Free Iowa Fund, Voyageur Minnesota High Yield Municipal Bond Fund, Voyageur National High Yield Municipal Bond Fund, Voyageur Tax-Free New York Fund, Voyageur Tax-Free Wisconsin Fund (portfolios within Voyageur Mutual Funds, Inc.); Voyageur Tax-Free California Insured Fund, Voyageur Tax-Free Florida Fund, Voyageur Tax-Free Florida Insured Fund, Voyageur Tax-Free Kansas Fund, Voyageur Tax-Free Missouri Fund, Voyageur Tax-Free New Mexico Fund, Voyageur Tax-Free Oregon Insured Fund, Voyageur Tax-Free Utah Fund, Voyageur Tax-Free Washington Insured Fund (portfolios within Voyageur Investment Trust); Voyageur Tax-Free Arizona Insured Fund, Voyageur Minnesota Insured Fund, (portfolios within Voyageur Insured Funds, Inc.); Voyageur Tax-Free Minnesota Fund, Voyageur Tax-Free North Dakota Fund, (portfolios within Voyageur Tax-Free Funds, Inc.); Voyageur Tax-Free Florida Intermediate Fund (a portfolio within Voyageur Investment Trust II); Voyageur Tax-Free Minnesota Intermediate Fund, (a portfolio within Voyageur Tax-Free Funds, Inc.); and Voyageur Tax-Free Colorado Fund (a portfolio within Voyageur Mutual Funds II, Inc.) for the year ended December 31, 1996, and the financial highlights for the periods ended prior to or on December 31, 1996. The statements of changes in net assets and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on the statements of changes in net assets and the financial highlights based on our audits.

KPMG Peat Marwick LLP




We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the changes in net assets of and financial highlights of the aforementioned funds for the periods ended prior to or on December 31, 1996, in conformity with generally accepted accounting principles.

                                                     /s/KPMG Peat Marwick LLP
                                                     ------------------------
                                                     KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 14, 1997

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statements of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 19 to the Registration Statement (Form N-1A)
(No. 33-63238) of Voyageur Mutual Funds, Inc. (comprised of Delaware-Voyageur Tax-Free Arizona Fund, Delaware-Voyageur Tax-Free California Fund, Delaware-Voyageur Tax-Free Idaho Fund, Delaware-Voyageur Tax-Free Iowa Fund, Delaware-Voyageur Minnesota High Yield Municipal Bond Fund, Delaware-Voyageur National High Yield Municipal Bond Fund, Delaware-Voyageur Tax-Free New York Fund, and Delaware-Voyageur Tax-Free Wisconsin Fund) of our reports dated February 16, 1998, included in the 1997 Annual Reports to shareholders.

                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                  Ernst & Young LLP


Philadelphia, Pennsylvania
April 24, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur National High Yield Municipal Bond Fund

We have audited the accompanying statement of net assets of National High Yield Municipal Bond Fund (the "Fund") as of December 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP
                                                   ---------------------
                                                   Ernst & Young LLP


Philadelphia, Pennsylvania
February 16, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds II, Inc. - Delaware-Voyageur Tax-Free Colorado Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Fund
Voyageur Insured Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Insured Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free New Mexico Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Utah Fund

We have audited the accompanying statements of net assets of Tax-Free Colorado Fund, Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free New Mexico Fund, and Tax-Free Utah Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP
                                                    ---------------------
                                                    Ernst & Young LLP
Philadelphia, Pennsylvania
February 16, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Florida Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Florida Insured Fund Voyageur Investment Trust II - Delaware-Voyageur Tax-Free Florida
         Intermediate Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free New York Fund

We have audited the accompanying statements of net assets of Tax-Free Florida Fund, Tax-Free Florida Insured Fund, Tax-Free Florida Intermediate Fund, and Tax Free New York Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996, and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP
                                                     ---------------------
                                                     Ernst & Young LLP
Philadelphia, Pennsylvania
February 16, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Idaho Fund
Voyageur Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free North Dakota Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Oregon Insured Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Washington Insured Fund

We have audited the accompanying statements of net assets of Tax-Free Idaho Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and Tax-Free Washington Insured Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights from the dates of commencement of operations of the respective Funds through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP
                                                     ---------------------
                                                     Ernst & Young LLP
Philadelphia, Pennsylvania
February 16, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free Minnesota Fund Voyageur Insured Funds, Inc. - Delaware-Voyageur Minnesota Insured Fund Voyageur Intermediate Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free
         Minnesota Intermediate Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Minnesota High Yield Municipal
         Bond Fund

We have audited the accompanying statements of net assets of Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund and Minnesota High Yield Municipal Bond Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP
                                                     ---------------------
                                                     Ernst & Young LLP


Philadelphia, Pennsylvania
February 16, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Missouri Insured Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Iowa Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Wisconsin Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Kansas Fund

We have audited the accompanying statements of net assets of Tax-Free Missouri Insured Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund, and Tax-Free Kansas Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP
                                                    ---------------------
                                                    Ernst & Young LLP


Philadelphia, Pennsylvania
February 16, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free California Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free California Insured Fund

We have audited the accompanying statements of assets and liabilities and statements of net assets of Tax-Free California Fund and Tax-Free California Insured Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP
                                                      ---------------------
                                                      Ernst & Young LLP


Philadelphia, Pennsylvania
February 16, 1998